Accounting Policies	12 Months Ended
Dec. 31, 2017
Disclosure Of Significant Accounting Policies [Abstract]
Accounting Policies
Accounting policies

As stated in Note 2, the Group’s consolidated financial statements have been prepared in accordance with IFRSs and interpretations issued by the International Accounting Standards Board (IASB).
Accordingly, only the most significant accounting policies used in preparing the accompanying consolidated financial statements, in light of the nature of the Group’s activities, are set out below, as well as the accounting policies applied where IFRSs permit a policy choice, and those that are specific to the sector in which the Group operates.
a) Hyperinflationary economies
Venezuela is considered as a hyperinflationary economy since 2009. The inflation rates used to prepare the financial information are the “Indice Nacional de Precios al Consumidor de Venezuela”, published by the Central Bank of Venezuela, or the best estimate in case the final index is not available. On an annual basis, these rates are 2,874.1%, 511.1% and 190.8% for 2017, 2016 and 2015, respectively.
The exchange rate used to translate inflation-adjusted bolivar-denominated items is the exchange rate as of the closing date of each reporting period, amounting to 36,115.28 bolivars per U.S. dollar (synthetic exchange rate, see Note 2), 673.762 bolivars per U.S. dollar (DICOM) and 198.699 bolivars per U.S. dollar (SIMADI) as of December 31, 2017, 2016 and 2015, respectively.
b) Translation methodology
The income statements and statements of cash flows of the Group’s foreign subsidiaries (except Venezuela) were translated into euros at the average exchange rates for the year, as a rate that approximates the exchange rates at the dates of the transactions.
c) Goodwill
After initial recognition, goodwill is carried at cost, less any accumulated impairment losses. Goodwill is recognized as an asset denominated in the currency of the company acquired and is tested for impairment annually or more frequently, if there are certain events or changes indicating the possibility that the carrying amount may not be fully recoverable. The potential impairment loss is determined by assessing the recoverable amount of the cash generating unit (or group of cash generating units) to which the goodwill is allocated from the acquisition date.
d) Intangible assets
Intangible assets are carried at acquisition or production cost, less any accumulated amortization or any accumulated impairment losses.
Intangible assets are amortized on a straight-line basis according to the following:

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Licenses granted to the Telefónica Group by various public authorities to provide telecommunications services and the value allocated to licenses held by certain companies at the time they were included in the Telefónica Group (“Service concession arrangements and licenses”) are amortized on a straight-line basis over the duration of related licenses from the moment commercial operation begins.

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The allocation of acquisition costs attributable to customers acquired in business combinations, as well as the acquisition value of this type of assets in a third-party transaction for consideration (“Customer base”) are amortized on a straight-line basis over the estimated period of the customer relationship. The term length is between 5 to 14 years, based on the customer segment (residential, business, etc.) and the business model (prepaid, postpaid, etc.).

•	Software is amortized on a straight-line basis over its useful life, generally estimated to be between two and five years.
e) Property, plant and equipment
Property, plant and equipment is carried at cost less any accumulated depreciation and any accumulated impairment in value.
Cost includes, among others, direct labor used in installation and the allocable portion of the indirect costs required for the related asset. The latter two items are recorded as revenue under the concept “Own work capitalized” of the line item “Other income”.
Interest and other financial expenses incurred and directly attributable to the acquisition or construction of qualifying assets are capitalized. Qualifying assets for the Telefónica Group are those assets that require a period of at least 18 months to bring the assets to the condition necessary for their intended use or sale.
The Group’s subsidiaries depreciate their property, plant and equipment, from the time they can be placed in service, amortizing the cost of the assets, net of their residual values on a straight-line basis over the assets’ estimated useful lives, which are calculated in accordance with technical studies that are revised periodically in light of technological advances and the rate of dismantling, as follows:

Years of estimated useful life
Buildings	25 – 40
Plant and machinery	10 – 15
Telephone installations, networks and subscriber equipment	5 – 20
Furniture, tools and other items	2 – 10

f) Impairment of non-current assets
Non-current assets, including goodwill and intangible assets are assessed at each reporting date for indicators of impairment. Whenever such indicators exist, or in the case of assets which are subject to an annual impairment test, the recoverable amount is estimated. An asset’s recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future post-tax cash flows deriving from the use of the asset or its cash generating unit, as applicable, are discounted to their present value using a post-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset, whenever the result obtained is the same that would be obtained by discounting pre-tax cash flows at a pre-tax discount rate.
The Group bases the calculation of impairment on the approved business plans of the various cash generating units to which the assets are allocated. The projected cash flows, based on the approved strategic business plans, cover a period of five years. Starting with the sixth year, an expected constant growth rate is applied.
g) Lease agreements
The determination of whether an arrangement is, or contains a lease is based on the substance of the agreement and requires an assessment of whether the fulfilment of the arrangement is dependent on the use of a specific asset and the agreement conveys a right to the use of the asset.
Leases where the lessor does not transfer substantially all the risks and benefits of ownership of the asset are classified as operating leases.
Leases are classified as finance leases when the terms of the lease transfer substantially all the risks and rewards incidental to ownership of the leased item to the Group.
h) Investment in associates and joint arrangements
The Group assesses whether it has significant influence not only on the basis of its ownership percentage but also on the existence of qualitative factors such as representation on the board of directors of the investee, its participation in decision-making processes, interchange of managerial personnel and access to technical information.
The Group assesses rights and obligations agreed to by the parties to a joint arrangement and, when relevant, other facts and circumstances in order to determine whether the joint arrangement in which it is involved is a joint venture or a joint operation.

i) Financial assets and liabilities
Financial investments
All regular way purchases and sales of financial assets are recognized in the statement of financial position on the trade date, i.e. the date that the Company commits to purchase or sell the asset.
Financial assets which the Group intends to hold for an indefinite period of time and could be sold at any time in response to needs for liquidity requirements or in response to changes in market conditions are classified as available-for-sale. These investments are presented as non-current assets, unless it is probable and feasible that they will be sold within 12 months.
Derivative financial instruments and hedge accounting
The accounting treatment of any gain or loss resulting from changes in the fair value of a derivative depends on whether the derivative in question meets all the criteria for hedge accounting and, if appropriate, on the nature of the hedge.
Changes in fair value of derivatives that qualify as fair value hedging instruments are recognized in the income statement, together with changes in the fair value of the hedged asset or liability attributable to the risk being hedged.
Changes in the fair value of derivatives that qualify and have been designated as cash flows hedges, which are highly effective, are recognized in equity. The ineffective portion is recognized immediately in the income statement. Fair value changes from hedges that relate to firm commitments or forecast transactions that result in the recognition of non-financial assets or liabilities are included in the initial carrying amount of those assets or liabilities. Otherwise, changes in fair value previously recognized in equity are recognized in the income statement in the period in which the hedged transaction affects profit or loss.
An instrument designated to hedge foreign currency exposure from a net investment in a foreign operation is accounted for in a similar manner to cash flow hedges.
When the Group chooses not to apply hedge accounting criteria, gains or losses resulting from changes in the fair value of derivatives are taken directly to the income statement. In this respect, transactions used to reduce the exchange rate risk of income contributed by foreign subsidiaries are not treated as hedging transactions.
j) Inventories
Materials stored for use in investment projects and inventories for consumption and replacement are valued at the lower of weighted average cost and net realizable value.
k) Pensions and other employee obligations
Provisions required to cover the accrued liability for defined-benefit pension plans are determined using “the projected unit credit” actuarial valuation method. The calculation is based on demographic and financial assumptions determined at a country level, and in consideration of the macroeconomic environment. The discount rates are determined based on high quality market yield curves. Plan assets are measured at fair value.
Provisions for post-employment benefits (e.g. early retirement or other) are calculated individually based on the terms agreed with the employees. In some cases, these may require actuarial valuations based on both demographic and financial assumptions.
l) Revenue and expenses
The Telefónica Group revenues are derived principally from providing the following telecommunications services: traffic, connection fees, regular (normally monthly) network usage fees, interconnection, network and equipment leasing, handset sales and other digital services such as Pay TV and value-added services or maintenance. Products and services may be sold separately or bundled in promotional packages.
Revenues from calls carried on Telefónica’s networks (traffic) entail an initial call establishment fee plus a variable call rate, based on call length, distance and type of service. Both wireline and wireless traffic is recognized as revenue as service is provided. For prepaid calls, the amount of unused traffic generates a deferred revenue presented in “Trade and other payables” on the statement of financial position. Prepaid cards generally expire within 12 months and any deferred revenue from prepaid traffic is recognized directly in the income statement when the card expires as the Group has no obligation to provide service after expiry date.
Revenues from traffic sales and services at a fixed rate over a specified period of time (flat rate) are recognized on a straight-line basis over the term covered by the rate paid by the customer.
Installation fees are taken to the income statement on a straight-line basis over the related period. Equipment leases and other services are taken to profit or loss as they are consumed.
Interconnection revenues from wireline-wireless and wireless-wireline calls and other customer services are recognized in the period in which the calls are made.
Revenues from handset and equipment sales are recognized once the sale is considered complete, i.e., generally when delivered to the end customer.
For bundled packages that include multiple elements sold in the wireline, wireless, internet and television businesses it is determined whether it is necessary to separate the separately identifiable elements and apply the corresponding revenue recognition policy to each element. Total package revenue is allocated among the identified elements based on their respective fair values (i.e. the fair value of each element relative to the total fair value of the package).
As connection or initial activation fees, or upfront non-refundable fees, are not separately identifiable elements in these types of packages, any revenues received from the customer for these items are allocated to the remaining elements.
Additionally, when allocating the package revenue to the elements, amounts contingent upon delivery of undelivered elements are not allocated to delivered elements.
All expenses related to bundled promotional packages are recognized in the income statement as incurred.
m) Use of estimates
The key assumptions concerning the future and other relevant sources of uncertainty in estimates at the reporting date that could have a significant impact on the consolidated financial statements within the next financial year are discussed below.
A significant change in the facts and circumstances on which these estimates and related judgments are based could have a material impact on the Group’s results and financial position. Accordingly, sensitivity analyses are disclosed for the most relevant situations (see Notes 7 and 15).
Property, plant and equipment, intangible assets and goodwill
The accounting treatment of investments in property, plant and equipment and intangible assets entails the use of estimates to determine the useful life for depreciation and amortization purposes and to assess fair value at their acquisition dates for assets acquired in business combinations.
Determining useful life requires making estimates in connection with future technological developments and alternative uses for assets. There is a significant element of judgment involved in making technological development assumptions, since the timing and scope of future technological advances are difficult to predict.
The decision to recognize an impairment loss involves developing estimates that include, among others, an analysis of the causes of the potential impairment, as well as its timing and expected amount. Furthermore, additional factors, such as technological obsolescence, the suspension of certain services and other circumstantial changes, which highlight the need to evaluate a possible impairment, are taken into account.
The Telefónica Group evaluates its cash-generating units’ performance regularly to identify potential goodwill impairments. Determining the recoverable amount of the cash-generating units to which goodwill is allocated also entails the use of assumptions and estimates and requires a significant element of judgment.
Deferred income taxes
The Group assesses the recoverability of deferred tax assets based on estimates of future earnings, and of all the options available to achieve an outcome, it considers the most efficient one in tax terms within the legal framework the Group is subject to. Such recoverability ultimately depends on the Group’s ability to generate taxable earnings over the period for which the deferred tax assets remain deductible. This analysis is based on the estimated schedule for reversing deferred tax liabilities, as well as estimates of taxable earnings, which are sourced from internal projections that are continuously updated to reflect the latest trends.
The recognition of tax assets and liabilities depends on a series of factors, including estimates as to the timing and realization of deferred tax assets and the projected tax payment schedule. Actual Group company income tax receipts and payments could differ from the estimates made by the Group as a result of changes in tax legislation or unforeseen transactions that could affect tax balances.
Provisions
Provisions are recorded when, at the end of the period, we have a present obligation as a result of past events, whose settlement requires an outflow of resources that is considered probable and can be measured reliably. This obligation may be legal or constructive, arising from, but not limited to, regulation, contracts, common practice or public commitments, which have created a valid expectation for third parties that we will assume certain responsibilities. The amount recorded is the best estimation performed by the management in respect of the expenditure that will be required to settle the obligations, considering all the information available at the closing date, including the advice of external experts, such as legal advisors or consultants.
Should we be unable to reliably measure the obligation, no provision would be recorded and information would then be presented in the notes to the Consolidated Financial Statements.
Because of the inherent uncertainties in this estimation, actual expenditures may be different from the originally estimated amount recognized.
Revenue recognition
Bundled offers
Bundled offers that combine different elements are assessed to determine whether it is necessary to separate the different identifiable components and apply the corresponding revenue recognition policy to each element. Total package revenue is allocated among the identified elements based on their respective fair values.
Determining fair values for each identified element requires estimates that are complex due to the nature of the business.
A change in estimates of fair values could affect the apportionment of revenue among the elements and, as a result, the date of recognition of revenues.
Exchange rate and inflation rates used to translate the financial statements of our Venezuelan subsidiaries
As of December 31, 2017, there are multiple exchange mechanisms and three published exchange rates legally available for translation of the financial statements of the Venezuelan subsidiaries.
We review, on a regular basis, the economic conditions in Venezuela and the specific circumstances of our Venezuelan operations. In light of the worsening of the economic and political crisis in Venezuela in 2017 and in the absence of official rates that are representative of the situation in such country, at December 31, 2017 the Group considers the need to estimate an exchange rate that matches the progression of inflation in Venezuela and contributes to reflect the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements in a more accurate way.
Assessment of the exchange rate that best reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at the closing date, and entails the use of assumptions and estimates and significant management judgment.
Due to inherent uncertainties in the estimates required to determine the appropriate exchange rate for the conversion of VEF-denominated financial statements, actual cash flows denominated in such currency may differ from the amounts currently recognized on the basis of our estimates, as a result of changes in currency laws or changes in exchange mechanisms or published exchange rates that may have an impact on the conversion rate used for our Venezuelan subsidiaries’ financial statements, affecting the net monetary position of VEF-denominated assets (liabilities).
In addition to this, Venezuela is considered as a hyperinflationary economy since 2009. Telefónica recognizes the effects of inflation by restating the financial information of its Venezuelan operation using the “Indice Nacional de Precios al Consumidor de Venezuela” issued by the Central Bank of Venezuela, or the best estimate in case the final index is not available.
Significant management judgment is required to determine the appropriate inflation rate where the official rate is not available. The estimates and underlying assumptions are based on careful consideration of factors that are considered to be relevant and rely on all the information available at the closing date. Actual results may differ from these estimates as a result of changes in circumstances and assumptions about future developments in Venezuela due to evolving market conditions, uncertainty about currency and operating restrictions or other circumstances arising beyond the control of the Company.
n) New IFRS and interpretations of the IFRS Interpretations Committee (IFRIC)
The accounting policies applied in the preparation of the consolidated financial statements for the year ended December 31, 2017 are consistent with those used in the preparation of the Group’s consolidated annual financial statements for the year ended December 31, 2016. The following amendments to standards published by the International Accounting Standards Board (IASB) are effective for annual periods beginning on or after January 1, 2017:

•	Improvements to IFRS 2014-2016
The annual improvements projects provide a vehicle for making non-urgent but necessary amendments to IFRSs, with the aim of removing inconsistencies and clarifying wording. The amendments related to IFRS 12 Disclosure of Interests in other Entities, aimed clarifying the scope of the standard, are effective for annual periods beginning on or after January 1, 2017, whereas the rest of the improvements are effective for annual periods beginning on or after January 1, 2018. The amendments related to IFRS 12 have not been endorsed by the EU for use in Europe, but they do not have an impact on the Group’s consolidated financial statements since, as of December 31, 2017, the Group does not have interests that are classified as held for sale, as held for distribution or as discontinued operations.

•	Amendments to IAS 7, Disclosure Initiative
The amendments to IAS 7 require entities to provide disclosures that enable users of financial statements to evaluate changes in liabilities arising from financing activities, including both changes arising from cash flows, such as the issuance and repayments of loans, and non-cash changes, such as unpaid acquisitions, sales and exchange differences. These amendments have been endorsed by the EU for use in Europe. The Group has considered these amendments in the preparation of these consolidated financial statements.

•	Amendments to IAS 12, Recognition of Deferred Tax Assets for Unrealised Losses
The amendments clarify the requirements on recognition of deferred taxes when the tax base of an asset exceeds its fair value. These amendments have been endorsed by the EU for use in Europe. These amendments do not have a significant impact on the results or financial position of the Group.

New standards and amendments to standards issued but not effected as of December 31, 2017 .
At the date of preparation of the consolidated financial statements, the following IFRSs and amendments had been published, but their application was not mandatory:

Standards and amendments		Mandatory application: annual periods beginning on or after
IFRS 9	Financial instruments	January 1, 2018
IFRS 15	Revenue from Contracts with Customers	January 1, 2018
Clarifications to IFRS 15	Revenue from Contracts with Customers (issued on 12 April 2016)	January 1, 2018
Amendments to IFRS 2	Classification and Measurement of Share-based Payment Transactions	January 1, 2018
Amendments to IFRS 4	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts	January 1, 2018
Amendments to IAS 40	Transfers of Investment Property	January 1, 2018
IFRIC 22	Foreign Currency Transactions and Advance Consideration	January 1, 2018
Improvements to IFRS Standards 2014-2016 Cycle		January 1, 2017/2018
Improvements to IFRS Standards 2015-2017 Cycle		January 1, 2018
IFRS 16	Leases	January 1, 2019
IFRIC 23	Uncertainty over Income Tax Treatments	January 1, 2019
Amendments to IFRS 9	Prepayment Features with Negative Compensation	January 1, 2019
Amendments to IAS 28	Long-term Interests in Associates and Joint Ventures	January 1, 2019
IFRS 17	Insurance Contracts	January 1, 2021
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Deferred Indefinitely
Based on the analyses made to date, the Group estimates that the adoption of many of these standards, amendments and interpretations will not have a significant impact on the consolidated financial statements in the initial period of application. However, the following issued but not yet effective standards are expected to have a significant impact on the consolidated financial statements at the time of their adoption and prospectively.
IFRS 15 Revenues from Contracts with Customers
IFRS 15 sets out the requirements for recognising revenue from contracts with customers. The new requirements are expected to affect the following aspects, among others:

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Under IFRS 15, for bundled packages that combine multiple wireline, wireless, data, internet or television goods or services, the total revenue will be allocated to each performance obligation based on their standalone selling prices in relation to the total consideration of the package and will be recognised when (or as) the obligation is satisfied, regardless of whether there are undelivered items. This differs from current accounting where the portion of the total consideration that is contingent upon delivery of undelivered elements is not allocated to delivered elements. Consequently, when bundles include a discount on equipment, the adoption of these new requirements will result in an increase of revenues recognised from the sale of handsets and other equipment, generally recognised upon delivery to the end customer, in detriment of ongoing service revenue over subsequent periods. To the extent that the packages are marketed at a discount, the difference between the revenue from the sale of equipment and the consideration received from the customer upfront will be recognised as a contract asset on the statement of financial position.

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Under the current accounting policy, all expenses directly related with obtaining a contract (sales commissions and other third party acquisition costs) are expensed when incurred. However, IFRS 15 requires the recognition of an asset for those costs that are incremental to obtain a contract and that are expected to be recovered and its subsequent amortisation over the same period as the revenue associated with such asset.

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The guidance in IFRS 15 for the distinction between agent and principal is based on the concept of “control” that may differ from the currently applied notion of transfer of “risks and rewards”. However, for the purposes of determining whether the Group acts as principal, selling for its own account (gross revenue), or as an agent in a particular transaction, selling on behalf of others (net revenue), the Group does not expect significant changes to its current accounting policy.

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Compared to the current revenue standard, IFRS 15 sets out more detailed requirements on how to account for contract modifications. Certain changes must be accounted for as a retrospective change (i.e. as a continuation of the original contract), while other modifications must be accounted for prospectively as separate contracts, like the end of the original contract and the creation of a new one.

•	In addition, the Group's financial statements will include more qualitative and quantitative disclosure of income-related accounts.
In addition to this, IFRS 15 allows for two transition methods, namely the full retrospective method and the modified retrospective method with the cumulative effect from initial application recognised as an adjustment to the opening balance of retained earnings at the date of initial application. The Group will adopt the latter and prior-year comparatives will not be restated; instead, the Group will disclose the nature and amount of the changes in items in the statement of financial position and the income statement for the current period as a result of applying IFRS 15 for the first time.
It is also possible to elect to apply certain practical expedients to facilitate the application of the new criteria. The Group has evaluated which of them will be adopted in the implementation of the standard with the objective of reducing the complexity in its application. The main practical expedients that the Group will adopt are:

•	Completed contracts: the Group will not apply the standard retrospectively to those contracts that are completed at January 1, 2018.

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Portfolio approach: the Group will apply the requirements of the standard to groups of contracts with similar characteristics (residential customers and small and medium-sized entities, where standard offers are marketed), since, for the clusters identified, the effects do not differ significantly from an application on a contract by contract basis.

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Financial component: it will not be considered significant when the period between the moment when the promised good or service is transferred to a customer and the moment when the customer pays for that good or service is one year or less. Based on the assessment undertaken to date, the vast majority of contracts issued does not include a significant financing component.

•	Costs to obtain a contract: these costs will be recognised as an expense when incurred if the amortisation period of the asset that the entity would otherwise recognise is one year or less.
The process of implementing the new requirements involves the introduction of modifications to the current information systems, the implementation of new IT tools, and changes in the processes and controls of the entire revenue cycle in the Group companies. This process of implementation in the Group entails a high degree of complexity due to factors such as a large number of contracts, numerous data source systems, diversity of business models in the different locations, as well as the need to make complex estimates.
From the analysis performed on the transactions of the last financial year considering commercial offers as well as the volume of contracts affected, the Group estimates that the adoption of the new revenue recognition requirements on the Group’s equity is expected to result in an increase in retained earnings ranging from 950 to 1,100 million euros before taxes, with the most significant impacts being the first-time recognition of contract assets that, under IFRS 15, lead to the earlier recognition of revenue from the sale of goods, and the activation and deferral of the incremental costs of obtaining contracts that, under IFRS 15, result in the later recognition of customer acquisition costs.
As the accounting effects of the transition to the new standard will be recognized directly in equity, the effects on profit or loss in 2018 will be related to changes in the point in time at which revenue and expenses are recorded. On the assumption that there are no significant changes to business models or products offered, the Group expects that the application of IFRS 15 on an ongoing basis will entail two offsetting effects, considering a market that features a large number of customer contracts that are being executed at different points in time, as follows: (a) for existing contracts, lower service revenues and higher selling expenses from the amortization of capitalized customer acquisition costs should be expected; and (b) for new contracts, higher revenues from the sale of equipment and lower selling expenses from the capitalization of customer acquisition costs should be expected. Assuming there are no major changes in the business development, the Group expects that such effects may have an impact on net income that will be lower than 0.5% in terms of revenues, and lower than 1% in terms of OIBDA.
These impacts are based on the assessments undertaken to date. The actual impacts of adopting IFRS 15 at January 1, 2018 may change because the Group has not finalised the testing and assessment of controls over its new IT systems, and because the new accounting policies are subject to change until the Group presents its first financial statements that include the date of initial application.
IFRS 9 Financial Instruments
IFRS 9 is applicable to financial assets and financial liabilities. As a result of the analysis of the effects of the new requirements introduced by this standard certain expected impacts have been identified in relation with to the following aspects, among others:

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IFRS 9 simplifies the current measurement model for financial assets and establishes three main categories: amortized cost, fair value through profit or loss and fair value through Other Comprehensive Income (OCI), depending on the business model and the characteristics of the contractual cash flows. Regarding recognition and measurement of financial liabilities there are not significant changes from current criteria except for the recognition of changes in own credit risk in OCI for those liabilities measured at fair value through profit or loss. Quoted equity shares currently held as available-for-sale with gains and losses recorded in OCI will be measured at fair value through OCI under IFRS 9 and hence there will be no change to the accounting for these assets. However, gains or losses arising from changes in fair value recognized in OCI will no longer be transferred to profit or loss on sale, but instead reclassified to retained earnings. Dividends from these investments are recognized in the income statement when the Group has the right to receive the dividend.

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IFRS 9 introduces a new model for impairment losses on financial assets, i.e. the expected credit loss model, which replaces the current incurred loss model. The Group will apply the simplified approach and record lifetime expected losses on all trade receivables. The application of the new requirements will probably lead to an acceleration in the recognition of impairment losses on its financial assets measured at amortized cost, mainly trade receivables.

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Under current accounting, a hedge must be highly effective both, prospective and retrospectively, while IFRS 9 introduces a new, less restrictive, accounting model for hedging, requiring an economic relationship between the hedged item and the hedging instrument and that the coverage ratio be the same as that applied by the entity for its risk management. Likewise, the new standard modifies the criteria for documentation of hedging relationships.

•	In addition to this, the Group's financial statements will include more detailed disclosures with relevant information regarding financial assets and liabilities.
As a result of the analysis of the new standard, the Group expects that the key changes will relate to documentation of policies and hedging strategies, as well as the estimation and timing of recognition of expected losses on receivables from customers. The Group has decided to apply the option that allows not to restate comparative periods to be presented in the year of initial application.
Based on the analysis performed to date, the Group estimates that the initial adoption of the new impairment requirements is expected to result in an increase of around 200 million euro over the bad debt provision balance on customer receivables previously recognized under IAS 39. This impact is based on the assessments undertaken to date. The actual impacts of adopting IFRS 9 at 1 January 2018 may change because the Group has not finalized the testing of its new calculation procedures, and because the new accounting policies are subject to change until the Group presents its first financial statements that include the date of initial application.
IFRS 16 Leases
IFRS 16 requires lessees to recognize assets and liabilities arising from all leases (except for short-term leases and leases of low-value assets) in the statement of financial position.
The Group acts as a lessee on a very significant number of lease agreements over different assets, such as third-party towers, circuits, office buildings and stores and land where the towers are located, mainly. A significant portion of these contracts is accounted for as operating lease under the current lease standard, with lease payments being recognised generally on a straight-line basis over the contract term.
The Group is currently in the process of estimating the impact of this new standard on such contracts. This analysis includes the estimation of the lease term, based on the non-cancellable period and the periods covered by options to extend the lease, when the exercise depends only on Telefónica and where such exercise is reasonably certain. This will depend, to a large extent, on the specific facts and circumstances by class of assets in the telecom industry (technology, regulation, competition, business model, among others). In addition to this, the Group will make assumptions to calculate the discount rate, which will mainly be based on the incremental borrowing rate of interest for the estimated term. On the other hand, the Group is considering not to separately recognise non-lease components from lease components for those classes of assets in which non-lease components are not material with respect to the total value of the lease.
In addition to the mentioned estimations, the standard allows for two transition methods: retrospectively for all periods presented, or using a modified retrospective approach where the cumulative effect of adoption is recognised at the date of initial application. The Group has tentatively decided to adopt the latter transition method; therefore the Group would recognise the cumulative effect of initial application as an adjustment to retained earnings in the year of initial application of IFRS 16. Also, certain practical expedients are available on first-time application in connection with the right of use asset measurement, discount rates, impairment, leases that finish within the twelve months subsequent to the date of first application, initial direct costs, and term of the lease. The Group is evaluating which of these practical expedients will be adopted. In this regard, the Group is considering opting for the practical expedient that allows not reassessing whether a contract is or contains a lease on the date of initial application of IFRS 16 but to directly apply the new requirements to all those contracts which under current accounting were identified as a lease.
Due to the different alternatives available, together with the complexity of the estimations and the significant number of lease contracts, the Group has not yet completed the implementation process, so at present it is not possible to make a reasonable estimation of the impact of initial application of the new requirements. However, based on the volume of contracts affected, as well as the magnitude of the future lease commitments, as disclosed in Note 18 herein, the Group expects that the changes introduced by IFRS 16 will have a significant impact on its financial statements from the date of adoption, including the recognition on the balance sheet of right of use assets and their corresponding lease obligations in connection with the majority of contracts that are classified as operating leases under the current lease standard. Also, amortization of the right of use assets and recognition of interest costs on the lease obligation on the statements of income will replace amounts recognized as lease expense under the current lease standard. Classification of lease payments in the statement of cash flows will also be affected by the requirements of the new lease standard. On the other side, the Group's Financial Statements will include broader disclosures with relevant information regarding lease contracts.